UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 24, 2012
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As part of Itron, Inc.'s (Itron's or the Company's) global reorganization that was announced in the first quarter of 2011, Itron is now managed and reported under two operating segments, Energy and Water. The Energy operating segment includes Itron's global electricity and gas products, while the Water operating segment includes Itron's global water and heat products. Itron previously reported under two geographic operating segments, Itron North America and Itron International. The transition to the new organizational structure, including changes to operations and financial and operational management systems, was completed in the first quarter of 2012 and has been reflected in the segment reporting in Itron's Quarterly Report on Form 10-Q for the three months ended March 31, 2012, filed with the Securities and Exchange Commission (SEC) on May 4, 2012. Itron's historical segment information for the years ended December 31, 2011, 2010, and 2009 has been restated to reflect the new operating segment structure.

In addition, Itron has changed its presentation of noncontrolling interests in its consolidated financial statements beginning in the first quarter of 2012. The Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income (Loss), Consolidated Balance Sheets, Consolidated Statements of Equity, and the Consolidated Statements of Cash Flows have been revised to reflect the amounts attributable to noncontrolling interests. Itron has not historically presented noncontrolling interests separately in the consolidated financial statements due to immateriality. This change does not impact the historically reported net income (loss) attributable to Itron, Inc., the historical basic or diluted earnings (loss) per share balances, or total operating cash flows. However, the change does impact certain amounts within those statements. The amounts reclassified to net income (loss) attributable to noncontrolling interests were previously classified in "other income (expense), net" within the Consolidated Statements of Operations and in "other adjustments, net" within Operating Activities in the Consolidated Statements of Cash Flows. The Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Equity have been revised to include the comprehensive income (loss) attributed to the noncontrolling interests. The balance of noncontrolling interests in the Consolidated Balance Sheets were previously classified in "other long-term obligations."

Certain prior period amounts have been reclassified to conform to the classifications in the Consolidated Statements of Operations, which became effective on January 1, 2012. These reclassifications relate to certain administrative expenses in North America that were previously allocated to cost of revenues and sales and marketing and product development operating expenses for the years ended December 31, 2011, 2010, and 2009 but have been reclassified to general and administrative operating expenses to conform to our worldwide presentation. These reclassifications did not have a material impact on gross profit and had no impact on income (loss) before income taxes, net income (loss) attributable to Itron, Inc., earnings (loss) per share, or total equity.

This Current Report on Form 8-K updates Item 1: Business, Item 2: Properties, Item 6: Selected Consolidated Financial Data, Item 7: Management's Discussion and Analysis (MD&A), and Item 8: Financial Statements and Supplementary Data in the Company's Annual Report on Form 10-K (2011 Form 10-K) for the year ended December 31, 2011, filed with the SEC on February 17, 2012, to reflect the additional financial information described herein.

The following Exhibits to this Current Report on Form 8-K are incorporated herein and indicate revisions made to the 2011 Form 10-K to reflect the changes in operating segments, noncontrolling interests presentation, and reclassifications of certain expenses:

•	Updated Item 1: Business, filed as Exhibit 99.1

•	Updated Item 2: Properties, filed as Exhibit 99.2

•	Updated Item 6: Selected Consolidated Financial Data, filed as Exhibit 99.3

•	Updated Item 7: MD&A, filed as Exhibit 99.4

•	Updated Item 8: Financial Statements and Supplementary Data, filed as Exhibit 99.5, specifically:

•	New significant accounting policies for noncontrolling interests and reclassifications and a revision to the significant accounting policy for goodwill (Note 1)

•	Restated segment information (Notes 4, 5, 12, 13, and 16)

•
A revised reconciliation of income taxes at the U.S. federal statutory rate of 35% to the consolidated tax rate to reflect the impact of noncontrolling interests on income (loss) before income taxes (Note 11)

•	Revised gross profit amounts in the unaudited quarterly results to reflect the impact of the reclassifications (Note 17)

All other items of the 2011 Form 10-K remain unchanged from the versions previously filed with the 2011 Form 10-K. No attempt has been made to update matters in the 2011 Form 10-K except to the extent expressly provided above. For developments since the filing of the 2011 Form 10-K, please refer to the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2012, filed with the SEC on May 4, 2012, and the Company's Forms 8-K filed since February 17, 2012, the filing date of the 2011 Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP Independent Registered Public Accounting Firm.

99.1	Updated Part I, "Item 1: Business " of our Annual Report on Form 10-K for the year ended December 31, 2011.

99.2	Updated Part I, "Item 2: Properties" of our Annual Report on Form 10-K for the year ended December 31, 2011.

99.3	Updated Part II, "Item 6: Selected Consolidated Financial Data" of our Annual Report on Form 10-K for the year ended December 31, 2011.

99.4	Updated Part II, "Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2011.

99.5	Updated Part II, "Item 8: Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2011.

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF *	XBRL Taxonomy Extension Definition.

101.LAB*	XBRL Taxonomy Extension Label Linkbase.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase.

*
Pursuant to applicable securities laws and regulations, we are deemed to have complied with the reporting obligation relating to the submission of interactive data files in such exhibits and are not subject to liability under any anti-fraud provisions of the federal securities laws as long as we have made a good faith attempt to comply with the submission requirements and promptly amend the interactive data files after becoming aware that the interactive data files fail to comply with the submission requirements. Users of this data are advised that, pursuant to Rule 406T, these interactive data files are deemed not filed and otherwise are not subject to liability.

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the Company's Annual Report on Form 10-K and other of the Company’s filings with the SEC, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

		By:	/s/ STEVEN M. HELMBRECHT
Dated:	May 24, 2012		Steven M. Helmbrecht
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP Independent Registered Public Accounting Firm.

99.1	Updated Part I, "Item 1: Business " of our Annual Report on Form 10-K for the year ended December 31, 2011.

99.2	Updated Part I, "Item 2: Properties" of our Annual Report on Form 10-K for the year ended December 31, 2011.

99.3	Updated Part II, "Item 6: Selected Consolidated Financial Data" of our Annual Report on Form 10-K for the year ended December 31, 2011.

99.4	Updated Part II, "Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2011.

99.5	Updated Part II, "Item 8: Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2011.

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF *	XBRL Taxonomy Extension Definition Linkbase.

101.LAB*	XBRL Taxonomy Extension Label Linkbase.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase.

*
Pursuant to applicable securities laws and regulations, we are deemed to have complied with the reporting obligation relating to the submission of interactive data files in such exhibits and are not subject to liability under any anti-fraud provisions of the federal securities laws as long as we have made a good faith attempt to comply with the submission requirements and promptly amend the interactive data files after becoming aware that the interactive data files fail to comply with the submission requirements. Users of this data are advised that, pursuant to Rule 406T, these interactive data files are deemed not filed and otherwise are not subject to liability.